SECURITIES AND EXCHANGE COMMISSION
                    Washington, DC 20549


                          FORM 8-K

   Current Report Pursuant to Section 13 or 15(d) of  the
               Securities Exchange Act of 1934


 Date of Report (Date of earliest event reported) March 31,2002

                      CURECOM.COM, INC.
    Exact name of registrant as specified in its charter



New Jersey                          000-33059           223-3703714
(State or other jurisdiction of  (Commission          (IRS Employer
Incorporation or organization)    File Number)       Identification No.)

                  18 Robin Lane, Monroe, NJ         08831
               (Address of Principal Offices)    (Zip Code)

 Registrants telephone number, including area code:   (604)913-8355


                             NA
    (Former name or former address, if changed since last report)



Item 1.   Changes in Control of Registrant

          NA

Item 2.   Acquisition or Disposition of Assets

          NA

Item 3.   Bankruptcy or Receivership

          NA

Item 4.   Changes in Registrant's Certifying Accountant

     Jerome Rosenberg, the registrant's Independent Auditor resigned on March 31, 2002.

Item 5.   Other Events


Item 6.   Resignations of Registrant's Directors

          NA

Item 7.   Financial Statements and Exhibits

     Letter of resignation of Jerome Rosenberg is included as Exhibit 1.

Item 8.   Change in Fiscal Year

          NA

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:    April 8, 2002


CURECOM.COM, INC.
         (Registrant)

/S/  Kenneth Jones Jr.
      Kenneth Jones Jr., President

                      Jerome Rosenberg
                 CERTIFIED PUBLIC ACCOUNTANT
                  35 PINELAWN ROAD, # 204 W
                     MELVILLE, NY 11747
                       (631) 777-2290


The Board of Directors
Curecom.com, Inc.
18 Robin Lane
Monroe, NJ 08831

Attention:  Mr. Kenneth Jones Jr.

Ladies and Gentlemen:

Please let this letter serve as my formal resignation as Independent Auditor for your corporation.

This letter will also confirm that were no conflicts or other disagreements between the undersigned and the Company.

Thank you.

Yours truly

/S/ Jerome Rosenberg, CPA
     Jerome Rosenberg, CPA